UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported): July 15, 2002


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                          Commission File No. 333-82153

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                             AIRCRAFT FINANCE TRUST


                         State of Organization: Delaware
                   IRS Employer Identification No. 51-6512392
       1100 North Market Street, Rodney Square North, Wilmington, Delaware
                           Telephone - (302) 651-1000






                       This document consists of 7 pages.


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Item 5.       Other Events.

Attached hereto as Exhibit 99.1 is a copy of the Monthly Report to Noteholders for the payment date of July 15, 2002, sent to the holders of the notes.



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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         AIRCRAFT FINANCE TRUST
                                         (Registrant)





           July 15, 2002                  By:   /s/ David Treitel
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                                               David H. Treitel
                                               Independent Controlling Trustee


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